UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      July 21, 1997




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                     1-3551                      25-0464690
(State or other jurisdiction         (Commission                  (IRS Employer
    of incorporation)               File Number)            Identification No.)




420 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA                 15219
       (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code      (412) 261-3000



                                      NONE
             (Former name or former address, if changed since last report)


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ITEM 5.  Other Events

         The Board of Directors of the Registrant (ERI) announced the early retirement of company president and chief executive officer, Frederick
         H. Abrew, effective July 17, 1997. Donald I. Moritz, chairman of the executive committee of the Board, will be interim chief executive officer until the search for a successor is completed.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   (c) A press release announcing the early retirement of company president and chief executive officer Frederick H. Abrew is filed as Exhibit 99 to this report.




                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                               EQUITABLE RESOURCES, INC.
                                                     (Registrant)


                                   By         /s/ A. Mark Abramovic
                                                   A. Mark Abramovic
                                               Senior Vice President and
                                                Chief Financial Officer


      July 21, 1997

                                  EXHIBIT INDEX





Exhibit No.                 Document Description           Sequential Page No.


    99          Press release announcing the early retirement of    4
                company president and chief executive officer
                Frederick H. Abrew

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